SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2002


                                GSE Systems, Inc.

             (Exact name of registrant as specified in its charter)
Delaware                          0-26494               52-1868008
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(State or other jurisdiction     (Commission         (I.R.S. employer
   of incorporation)             file number)        identification no.)

9189 Red Branch Road, Columbia, MD                21045
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(Address of principal executive offices)          (zip code)


Registrant's telephone number, including area code: (410) 772-3500

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(Former name or former address, if changed since last report)



Item 5.  Other Events

The following information is deemed by registrant to be of importance to security holders.

     (a) On January 22, 2002, GSE executed the Subscription and Shareholders' Agreement for Avantium International B.V. This Agreement superseded the Subscription and Shareholders' Agreement dated February 24, 2000, as amended.

    Item 7.  Financial Statements, Pro Forma Information and Exhibits

         (c) Exhibits

                  10.1     Exhibit  Subscription and Shareholders' Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      GSE Systems, Inc.

Date: March 25, 2002                                  By: /s/  Jeffery G. Hough